UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (c)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2008, Meredith Corporation ("Meredith" or the "Company") announced that Joseph H. Ceryanec is joining the Company as Vice President/Chief Financial Officer, effective October 20, 2008. A copy of the press release announcing Mr. Ceryanec's appointment is attached as Exhibit 99 and incorporated herein by reference.

Mr. Ceryanec served as President, Central Region for PAETEC Corporation, a leading business telecommunications company, from February 2008 until joining Meredith. Prior to PAETEC's acquisition of McLeodUSA, Mr. Ceryanec served as McLeodUSA's Group Vice President, Chief Financial Officer from August 2005 to February 2008 and its Controller and Treasurer from September 1996 to August 2005.

In connection with Mr. Ceryanec's appointment, Meredith entered into an employment agreement with Mr. Ceryanec, effective as of October 20, 2008.  The employment agreement provides for the following:  1) an annual base salary of $400,000 through June 30, 2009, and $450,000 for fiscal year 2010, with any increases thereafter to be determined by the Compensation Committee of the Meredith Board of Directors; 2) a one-time signing bonus in the amount of $100,000; 3) participation in the Meredith Management Incentive Plan (or any successor or replacement annual incentive plan of Meredith) with a target bonus of fifty percent(50%) of base salary through fiscal year 2009 (with a minimum of 25% or $100,000 for fiscal year 2009 only) and thereafter a target bonus of sixty percent (60%) of base salary; 4) a grant on the date of hire of 50,000 nonqualified stock options with three year cliff vesting and a strike price equal to the fair market value of Meredith common stock on the date of grant and 7,500 restricted shares of Meredith common stock with five year cliff vesting; and 5) participation in employee benefit plans generally available to employees and officers of the Company.

The employment agreement is filed herewith as Exhibit 10 and this disclosure is qualified in its entirety by reference to the employment agreement.

Item 9.01		Financial Statements and Exhibits
	(c)	Exhibits

		10	Employment agreement between Meredith Corporation and Joseph H. Ceryanec.

		99	News release issued by Meredith Corporation dated September 26, 2008, concerning the announcement that Joseph H. Ceryanec is joining the Company as Vice President/Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Stephen M. Lacy

Stephen M. Lacy President, Chief Executive Officer and Director (Principal Executive Officer)

Date:	October 1, 2008

Index to Exhibits
Exhibit Number	Item

10	Employment agreement between Meredith Corporation and Joseph H. Ceryanec.

99	News release issued by Meredith Corporation dated September 26, 2008, concerning the announcement that Joseph H. Ceryanec is joining the Company as Vice President/Chief Financial Officer.